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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) March 14, 1995
                                                      (February 28, 1995)



                        BOATMEN'S BANCSHARES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Missouri                  1-3750          43-0672260
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     (State or other jurisdiction   (Commission File   (IRS Employer
      of incorporation               Number)            Identification No.)





One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri          63101
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   314-466-6000
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     On February 28, 1995, Boatmen's Bancshares, Inc. ("Boatmen's")
acquired Worthen Banking Corporation ("Worthen") pursuant to an Agreement and Plan of Merger ("Merger Agreement"), dated August 18, 1994. Under terms of the Merger Agreement, a wholly owned subsidiary of Boatmen's was merged with and into Worthen, and each of the 17,126,652 shares of Worthen common stock outstanding at February 28, 1995, was converted into one share of common stock of Boatmen's. No shares of Worthen common stock were owned by Boatmen's. The merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.

     Worthen is a multi-bank holding company headquartered in Little Rock, Arkansas. At December 31, 1994, Worthen had consolidated assets of approximately $3.5 billion and shareholders' equity of approximately $311 million, making it the second largest bank holding company based in Arkansas. Through its 11 banking subsidiaries, Worthen operates 112 retail banking offices throughout the State of Arkansas and six such offices in the Austin, Texas area. Through its non-banking subsidiaries, Worthen also operates, among other businesses, a full service retail brokerage company, a mortgage banking company and a trust company.

     Prior to the merger, there were no material relationships between Worthen and its shareholders, and Boatmen's, or any of the affiliates, directors or officers of Boatmen's or any associates of any such directors or officers.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)  Financial Statements of Business Acquired
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     Audited Financial Statements of Worthen.  The following financial
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     statements of Worthen are submitted herewith:

     1.   Report of Independent Auditors.
     2.   Consolidated Balance Sheets as of December 31, 1994 and 1993.
     3. Consolidated Statements of Income for the Years Ended December 31, 1994, 1993 and 1992.
     4. Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 1994, 1993 and 1992.
     5. Consolidated Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992.
     6.   Notes to Consolidated Financial Statements.

(b)  Pro Forma Financial Information
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     Pro forma financial information required by Item 7 of Form 8-K giving effect to the acquisition of Worthen will be filed not later than 60 days after the filing of this Report on Form 8-K.



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(c)  Exhibits
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     The following exhibit is incorporated herein by reference:
          Exhibit 2(a) Agreement and Plan of Merger, dated August 18, 1994, among Boatmen's, Worthen and BBI
                           AcquisitionCo, Inc., is incorporated herein by reference from Boatmen's Report on Form 8-K filed with the Securities and Exchange
                           Commission on September 2, 1994.

     The following exhibits are included with this Report:
          Exhibit 99 (a)   Press Release dated February 28, 1995
          Exhibit 99 (b)   Audited Financial Statements of Worthen Banking
                           Corporation and Report of Independent Auditors



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BOATMEN'S BANCSHARES, INC.
                                  --------------------------
                                          (Registrant)


                                  By   /s/  JAMES W. KIENKER
                                     -------------------------------------
                                     James W. Kienker
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:    March 14, 1995